EXECUTION VERSION

EQUITY PLEDGE AGREEMENT

dated as of February 23, 2011
among
OREGON USG HOLDINGS, LLC,
as Pledgor
USG OREGON LLC,
as Company
and
PNC BANK, NATIONAL ASSOCIATION, doing business as MIDLAND LOAN
SERVICES, a division of PNC BANK, NATIONAL ASSOCIATION,
as Collateral Agent

EXHIBITS

Exhibit A	-	Irrevocable Proxy
Exhibit B	-	Transfer Document
Exhibit C	-	Schedule of Security Filings
Schedule I	-	Description of Pledged Equity Interests

ii

EQUITY PLEDGE AGREEMENT

                    This EQUITY PLEDGE AGREEMENT, dated as of February 23, 2011 (this "Agreement") is entered into by and among OREGON USG HOLDINGS, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the "Pledgor"), USG OREGON LLC, a limited liability company organized and existing under the laws of the State of Delaware (the "Company"), and PNC Bank, National Association, doing business as Midland Loan Services, a division of PNC Bank, National Association ("Midland"), in its capacity as collateral agent (together with its successors, designees and assigns in such capacity, the "Collateral Agent") for the Secured Parties.

RECITALS

                    WHEREAS the Company is designing, developing financing and constructing, and intends to own and operate the approximately 22 megawatt Neal Hot Springs Geothermal project, including its associated 2 megawatt diesel cold start generator, located near Vale, in Malheur County, Oregon (the "Project");

                    WHEREAS, the Company has entered into that certain Loan Guarantee Agreement, dated as of the date hereof (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the "Loan Guarantee Agreement"), among the Pledgor, the U.S. Department of Energy, an agency of the United States of America, acting by and through the Secretary of Energy, as provider of the DOE Guarantee (in such capacity, "DOE" ), the U.S. Department of Energy, an agency of the United States of America, acting by and through authority delegated by the Secretary of Energy to its Loan Programs Office, as loan servicer (in such capacity, the "Loan Servicer"), Midland, in its capacity as administrative agent (the "Administrative Agent"), and the Collateral Agent, pursuant to which DOE will guarantee the DOE Guaranteed Loans (as defined in the Loan Guarantee Agreement);

                    WHEREAS, the Pledgor is, as of the date hereof, the sole member of the Company and owns one hundred percent (100%) of the Equity Interests of the Company and will derive substantial economic benefits from the making of the DOE Guaranteed Loans; and

                    WHEREAS it is a requirement under the Loan Guarantee Agreement that the Pledgor execute and deliver this Agreement.

AGREEMENT

                    NOW, THEREFORE, in consideration of the promises contained herein, and to induce DOE to enter into the Loan Guarantee Agreement and to guarantee the DOE Guaranteed Loans, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Company and the Pledgor hereby agree with the Collateral Agent, for the benefit of the Secured Parties, as follows:

ARTICLE I

DEFINITIONS

                    Section 1.01      Defined Terms. Unless otherwise defined herein or unless the context otherwise requires, all capitalized terms used in this Agreement, including its preamble and recitals, shall have the meanings provided in the Loan Guarantee Agreement or, if not defined therein, the UCC. All terms defined in the UCC and used herein shall have the same definitions herein as specified therein. If a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9. In addition, the following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings:

                    "Administrative Agent" As set forth in the recitals to this Agreement.

                    "Agreement" As set forth in the preamble to this Agreement.

                    "Collateral Agent" As set forth in the preamble to this Agreement.

                    "Collateral" As set forth in Section 2.01 (Granting Clause).

                    "Company" As set forth in the preamble to this Agreement.

                    "DOE" As set forth in the recitals to this Agreement.

                    "Indemnitee" As set forth in Section 8.10(Indemnification by the Pledgor).

                    "Loan Guarantee Agreement" As set forth in the recitals to this Agreement.

                    "Loan Servicer" As set forth in the recitals to this Agreement.

                    "Pledged Equity Interests" As set forth in Section 2.01 (Granting Clause).

                    "Pledgor" As set forth in the preamble to this Agreement.

                    "Project" As set forth in the recitals to this Agreement.

                    "Related Parties" With respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person's Affiliates.

                    "Transfer" As set forth in Section 5.03 (Limitation on Sale of Collateral).

                    Section 1.02 Rules of Interpretation. The rules of interpretation set forth in Exhibit B (Rules of Interpretation) to the Loan Guarantee Agreement shall apply to this Agreement, including its preamble and recitals.

ARTICLE II

PLEDGE AND GRANT OF SECURITY INTEREST

                    Section 2.01 Granting Clause. To secure the timely payment in full when due (whether at stated maturity, by acceleration or otherwise) in cash and performance in full of the Secured Obligations, the Pledgor hereby collaterally assigns, grants and pledges to the Collateral Agent, for the benefit of the Collateral Agent and each other Secured Party, a continuing security interest and Lien in all the Pledgor's estate, right, title and interest in, to and under the following, whether now owned or hereafter existing or acquired, and howsoever its interest therein may arise or appear (whether by ownership, security interest, Lien, claim or otherwise) (collectively, the "Collateral"):

                    (a) Any and all of the Pledgor's right(s), title(s) and interest(s), whether now owned or hereafter existing or acquired, in the Company, and all of the Equity Interests of the Company owned or beneficially held by the Pledgor related thereto, whether or not evidenced or represented by any certificated security or other instrument, (the "Pledged Equity Interests"), including the membership interests described on Schedule I hereto and the Pledgor's share of:

(i)

all rights to receive income, gain, profit, dividends and other distributions allocated or distributed to the Pledgor in respect of or in exchange for all or any portion of the Pledged Equity Interests;

(ii)	all of the Pledgor's capital or ownership interest or other Equity Interest, including capital accounts, in the Company;

(iii)	all of the Pledgor's voting rights in or rights to control or direct the affairs of the Company;

(iv)	all other rights, title and interest in or to the Company derived from the Pledged Equity Interests;

(v)	all indebtedness or other obligations of the Company owed to the Pledgor;

(vi)	all claims of the Pledgor for damages arising out of, or for any breach or default relating to, the Pledged Equity Interests;

(vii)

all securities, notes, certificates and other instruments representing or evidencing any of the foregoing rights and interests or the ownership thereof and any interest of the Pledgor reflected in the books of any financial intermediary pertaining to such rights and interests;

(viii)

all distributions, non-cash dividends, cash, options, warrants, stock splits, reclassifications, rights, instruments or other investment property and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such rights and interests; and

(ix)	all security entitlements of the Pledgor in any and all of the foregoing; and

                    (b) all proceeds (including proceeds of proceeds) of the foregoing Collateral, whether cash or non-cash; provided, however, that "Collateral" shall not include any cash or other property distributed to the Pledgor following a distribution made in accordance with Section 7.10 (Negative Covenants – Restricted Payments) of the Loan Guarantee Agreement.

                    Section 2.02 Delivery of Collateral.

                    (a) All certificates, notes and other instruments representing or evidencing any Collateral shall be delivered to and held by or on behalf of the Collateral Agent or its designee pursuant hereto, and shall be endorsed in the manner set forth in Section 7.02 (Delivery of Collateral; Proxy).

                    (b) If any Collateral consists of security entitlements, the Pledgor shall transfer as Collateral such security entitlements to the Collateral Agent (or its custodian, nominee or other designee) or cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Collateral Agent without further consent by the Pledgor.

                    Section 2.03      Retention of Certain Rights. So long as no Event of Default has occurred and is continuing, the Pledgor reserves the right, and has the right, to exercise all voting and other rights, title and interest with respect to the Collateral (except as limited by the Loan Documents) and, to the extent permitted under the Loan Guarantee Agreement, to receive all income, gains, profits, dividends and other distributions from the Collateral whether non-cash dividends, cash, options, warrants, stock splits, reclassifications, rights, instruments or other investment property or other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such rights and interests.

                    Section 2.04      Obligations Unconditional. The obligations of the Pledgor in this Agreement shall be continuing, irrevocable, primary, absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of any Loan Document, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any guarantee of or security for any of the Secured Obligations and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, other than the occurrence of the Security Discharge Date, it being the intent of this Section 2.04 that the obligations of the Pledgor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Pledgor hereunder, which shall remain absolute and unconditional as described above, and the rights, remedies, powers and privileges of the Collateral Agent, under this Agreement shall not be affected, limited, reduced, discharged or terminated, and shall not be released, discharged, terminated or in any way affected (whether in full or in part) by:

                    (a) at any time or from time to time, without notice to the Pledgor, the time for any performance of or compliance with any of the Secured Obligations is extended, or such performance or compliance is waived;

                    (b) any illegality, invalidity, irregularity, or unenforceability of all or any part of the Secured Obligations, any Loan Document, or any other agreement or instrument relating thereto or any security or guarantee therefor, or the lack of perfection or continuing perfection or failure of the priority of any Lien or encumbrance on any collateral for all or any part of the Secured Obligations;

                    (c) any renewal, extension, amendment, or modification of, or supplement to, or deviation from, or departure from, or waiver of, any Loan Document or terms thereof, or any other agreement or instrument relating thereto, or any assignment or transfer of any thereof;

                    (d) any Loan Document is amended or modified, or any change in the manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of, or any consent to any departure from, any indulgence or other action or inaction under or in respect of, any Loan Document, any of the Collateral, or any other agreement or instrument relating thereto, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any of the Secured Obligations, this Agreement, any other Loan Document, or any other agreement or instrument relating hereto or thereto;

                   (e) the maturity of any of the Secured Obligations is accelerated, or any of the Secured Obligations is modified, supplemented and/or amended in any respect, or any right under any Loan Document or any other agreement or instrument referred to therein is waived or any guarantee of any of the Secured Obligations or any security therefor is released or exchanged in whole or in part or otherwise dealt with, including the cessation, for any cause whatsoever, of the liability of any Person that is a guarantor of all or any part of the Secured Obligations (other than by the occurrence of the Security Discharge Date);

                    (f) furnishing of additional security for the Secured Obligations or any part thereof to the Collateral Agent or any Secured Party or any acceptance thereof by the Collateral Agent, or any substitution, sale, exchange, release, surrender or realization of or upon any such security by the Collateral Agent or any Secured Party, or the failure to create, preserve, validate, perfect or protect any Lien granted to, or purported to be granted to, or in favor of, the Collateral Agent or any Secured Party;

                    (g) any Insolvency Proceedings of the Pledgor or by any defense which the Pledgor may have by reason of the order, decree or decision of any court or administrative body resulting from any such Insolvency Proceedings. The Pledgor acknowledges and agrees that the Secured Obligations include interest on the Secured Obligations at the applicable rate therefor under the Loan Documents which accrues after the commencement of any such Insolvency Proceedings (or, if interest on any portion of the Secured Obligations ceases to accrue by operation of law by reason of the commencement of said Insolvency Proceedings, such Secured Obligations include the interest which would have accrued on such portion of the Secured Obligations if said Insolvency Proceedings had not been commenced), since it is the intention of the parties that the amount of the Secured Obligations secured pursuant to this Agreement should be determined without regard to any rule of law or order which may relieve the Pledgor of any portion of the Secured Obligations. The Pledgor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay the Collateral Agent, or allow the claim of the Collateral Agent in respect of, interest which would have accrued after the date on which such Insolvency Proceedings are commenced. Notwithstanding the above, so long as any Secured Obligation remains outstanding, the Pledgor shall not, without prior written consent of the Collateral Agent, commence or join with any other Person in commencing any Insolvency Proceedings of or against the Company;

                    (h) any judicial or non-judicial foreclosure or sale of, or other election of remedies with respect to, any interest in real property or other Collateral serving as security for all or any part of the Secured Obligations, even though such foreclosure, sale or election of remedies may impair the subrogation rights of either the Company or the Pledgor or may preclude the Company or the Pledgor from obtaining reimbursement, contribution, indemnification or other recovery from the Company or any other Person and even though the Company or the Pledgor may not, as a result of such foreclosure, sale or election of remedies, be liable for any deficiency;

                    (i) any act or omission of the Collateral Agent or any other Person that directly or indirectly results in or aids the discharge or release of the Pledgor or any part of the Secured Obligations or any security or guarantee (including any letter of credit) for all or any part of the Secured Obligations by operation of law or otherwise (other than the occurrence of the Security Discharge Date); or

                    (j) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor or any third party, other than the occurrence of the Security Discharge Date.

ARTICLE III

EVENTS OF DEFAULT

                    Section 3.01      Events of Default. The occurrence and continuation of an Event of Default under and as defined in the Loan Guarantee Agreement shall constitute an Event of Default hereunder. Any such Event of Default shall be considered cured or waived for the purposes of this Agreement when it has been cured or waived in accordance with the Loan Guarantee Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

                    Section 4.01      Representations and Warranties. The Pledgor hereby represents and warrants as of the date hereof, the Financial Closing Date, each Advance Notice Date and each Advance Date, as follows:

                    (a) it is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation;

                    (b) it is duly qualified to do business as is now being conducted and as is proposed to be conducted and is in good standing as a foreign limited liability company in each jurisdiction where the nature of its business requires such qualification (other than any such failure to be so qualified or in good standing that could not reasonably be expected to result in a Material Adverse Effect);

                    (c) it has all requisite limited liability company power and authority to enter into and perform its obligations under each Transaction Document to which it is a party and to conduct its business as currently conducted by it;

                    (d) it is in compliance with all laws and contractual obligations applicable to the Pledgor except for any noncompliance that is not reasonably expected to result in a Material Adverse Effect;

                    (e) the execution, delivery and performance by the Pledgor of each of the Transaction Documents to which it is a party are within the Pledgor's limited liability company powers, have been duly authorized by all necessary limited liability company action, and do not:

(i)	contravene the Organizational Documents of the Pledgor or require any consent or approval of any Person that has not been obtained;

(ii)	contravene any law binding on or affecting the Pledgor except as is not reasonably expected to result in a Material Adverse Effect;

(iii)

contravene any contractual obligation (i) with respect to the Loan Documents, binding on or affecting the Pledgor, the Company, the Sponsor or any Affiliate of the Sponsor or require any consent or approval under any contractual obligation binding on or affecting the Pledgor, the Company, the Sponsor or any Affiliate of the Sponsor, other than any approvals or consents which have been obtained or can be obtained without undue delay or material expense or (ii) with respect to any other Transaction Document, binding on or affecting the Pledgor, the Company, the Sponsor or any Affiliate of the Sponsor or require any consent or approval under any contractual obligation binding on or affecting the Pledgor, the Company, the Sponsor or any Affiliate of the Sponsor, other than any approvals or consents which have been obtained or can be obtained without undue delay or material expense and other than is not reasonably expected to result in a Material Adverse Effect; or

(iv)	result in, or require the creation or imposition of, any Lien on any of the Pledgor's properties or the Pledgor's Equity Interests other than Permitted Liens;

                    (f) the Pledgor is not an investment company or a company controlled by an investment company, within the meaning of the Investment Company Act of 1940, as amended;

                    (g) each Transaction Document to which the Pledgor is a party has been duly authorized, validly executed and delivered by the Pledgor and to its actual knowledge, by any third parties thereto, and constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor and, to the Pledgor 's actual knowledge, enforceable against each other party thereto (other than the Secured Parties), in each case in accordance with its respective terms, except as the enforceability hereof or thereof may be limited by (i) bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally, including specific performance, and (ii) general equitable principles (whether considered in a proceeding in equity or at law);

                    (h) the exact legal name and jurisdiction of formation of the Pledgor is: Oregon USG Holdings, LLC, a limited liability company organized and existing under the laws of the State of Delaware, and the Pledgor has not had any other legal names in the previous five (5) years. The Employer Identification Number of the Pledgor is 27-1617211. The sole place of business of the Pledgor is 1505 Tyrell Lane, Boise, Idaho 87306 and the chief executive office of the Pledgor is 1505 Tyrell Lane, Boise, Idaho 87306;

                    (i) it is the lawful and beneficial owner of and has full right, title and interest in, to and under all rights and interests comprising the Collateral, subject to no Liens (other than Permitted Liens). The Pledged Equity Interests (i) have been duly authorized and validly issued, (ii) are fully paid and non-assessable, (iii) constitute one hundred percent (100%) of the outstanding Equity Interests of the Company owned or beneficially held by the Pledgor, and (iv) constitute one hundred percent (100%) of all outstanding Equity Interests of the Company;

                    (j) it has not previously collaterally assigned or created a Lien in any of its rights in, to or under all or any portion of the Collateral, except (x) for any assignment or Lien no longer in effect, (y) to the Collateral Agent, on behalf of and for the benefit of the Secured Parties, under any other Loan Document and (z) Liens for taxes, assessments and other governmental charges that are not yet delinquent or the payment of which is the subject of a contest. None of the Collateral is subject to any other claims of any Person, other than Permitted Liens;

                    (k) it has not executed, has not authorized, and is not aware of, any effective UCC financing statement, security agreement or other instrument similar in effect covering all or any part of the Collateral on file in any recording office, except (x) as may have been filed pursuant to this Agreement or the other Loan Documents or (y) with respect to any Permitted Liens;

                    (l) Pledgor is, and after giving effect to the transactions contemplated hereby will be, solvent;

                    (m)it is not executing this Agreement with any intention to hinder, delay or defraud any present or future creditor;

                    (n) the security interest granted to the Collateral Agent (for the benefit of the Secured Parties) pursuant to this Agreement in the Collateral constitutes a valid first-priority lien in the Collateral subject, with respect to any proceeds, to the limitations set forth in Section 9-315 of the UCC; and

                    (o) the security interest granted to the Collateral Agent (for the benefit of the Secured Parties) pursuant to this Agreement in the Collateral will be perfected (i) with respect to any property that can be perfected by filing under the UCC, upon the filing of UCC financing statements in the filing offices identified in Exhibit C, (ii) with respect to any property that can be perfected solely by possession, upon the Collateral Agent receiving possession thereof, and in each case such security interest will be, as to Collateral perfected under the UCC, superior and prior to the rights of all third Persons, and in each case subject only to Permitted Liens. After giving effect to the filings and registrations referred to in the next succeeding sentence, all such action as is necessary will have been taken to establish and perfect the Collateral Agent's rights in and to the Collateral covered by the Security Documents to the extent the Collateral Agent's security interest can be perfected by filing, including any recordation. No filing, recordation, re-filing or re-recording other than those listed on Exhibit C (as the same may be updated at the written request of the Pledgor, following any change in applicable law) is necessary to perfect (or maintain the perfection of) the Liens of this Agreement (to the extent the Collateral Agent's security interest can be perfected by filing a financing statement under the UCC), and on and as of each relevant date on which this representation and warranty is made or deemed repeated, all such filings or recordings have been made. The Pledgor has properly provided the Collateral Agent possession of all Collateral relating to assets of or equity in the Company that requires perfection of the Liens and security interests described above by possession.

ARTICLE V

COVENANTS OF THE PLEDGOR

                    The Pledgor covenants to and in favor of the Collateral Agent and the Secured Parties as follows:

                    Section 5.01      Defense of Collateral. The Pledgor shall, until the Security Discharge Date, defend its title to the Collateral and the interest of the Collateral Agent (for the benefit of itself and the Secured Parties) in the Collateral pledged hereunder against the claims and demands of all other Persons.

                    Section 5.02      Limitation of Liens. The Pledgor shall not create, incur, assume or suffer any Lien to exist upon any of the Collateral, whether now owned or hereafter acquired, except Permitted Liens.

                    Section 5.03      Limitation on Sale of Collateral. The Pledgor shall not cause, suffer or permit the sale, assignment, conveyance, pledge or other transfer (each a "Transfer") of all or any portion of the Pledgor's Equity Interest in the Company or any other portion of the Collateral.

                    Section 5.04      Continuing Pledge of Equity Interests. The Pledgor shall ensure at all times that, until the Security Discharge Date, one hundred percent (100%) of the issued and outstanding Equity Interests of the Company is subject to the continuing security interest and Lien of the Collateral Agent for the benefit of the Secured Parties.

                    Section 5.05      No Impairment of Security. The Pledgor shall not take any action that will, or fail to take any action if such failure would, impair in any manner the enforceability of the Collateral Agent's security interest in and Lien on any Collateral.

                    Section 5.06      Filing of Bankruptcy Proceedings. To the extent it may do so under applicable law, the Pledgor, for itself, its successors and assigns, shall not cast any vote as an owner in the Company (a) in favor of the commencement of a voluntary case or other proceeding seeking liquidation, reorganization, rehabilitation or other relief with respect to the Company or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the owners of the Company or any substantial part of the Company's property, (b) to authorize the Company to consent to any such aforesaid relief or to the appointment of or taking possession by any such aforesaid official in an involuntary case or other proceeding commenced against the Company, or (c) to authorize the Company to make a general assignment for the benefit of creditors.

                    Section 5.07      Name; Jurisdiction of Organization. The Pledgor shall not change its legal name, its jurisdiction of organization, the location of its principal place of business or its organization identification number without written notice to the Collateral Agent at least thirty days prior to such change (or such shorter period acceptable to the Collateral Agent). In the event of such change, the Pledgor shall (at its expense) execute and deliver such instruments and documents as may be required by the Collateral Agent or applicable law to maintain a first priority perfected security interest in the Collateral.

                    Section 5.08      Amendments to Organizational Documents. Except as expressly permitted by this Agreement or the other Loan Documents, the Pledgor shall not terminate, amend, supplement or otherwise modify, or cancel the Organizational Documents of the Company.

                    Section 5.09      Perfection.

                    (a) The Pledgor agrees that from time to time, at the expense of the Pledgor, the Pledgor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable or that the Collateral Agent may otherwise reasonably request, in order to perfect, to ensure the continued perfection of, and to protect the collateral assignment and security interest granted or intended to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor shall (i) deliver any of the Collateral represented by a certificate or other instrument to the Collateral Agent, accompanied by such duly executed instruments of transfer or assignment as the Collateral Agent may reasonably request, and (ii) authorize, execute and file such financing or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as may be reasonably necessary or advisable, or that the Collateral Agent may reasonably request in order to perfect and preserve the assignments and security interests granted or purported to be granted hereby.

                    (b) The Pledgor hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements, or any similar document in any jurisdictions and with any filing offices as the Collateral Agent may reasonably determine are necessary or advisable to perfect the security interest granted to the Collateral Agent, for the benefit of the Secured Parties, herein. Such financing statements may describe the Collateral in the same or similar and consistent manner as described herein.

                    Section 5.10      Information Concerning Collateral. The Pledgor shall, promptly upon request and at its own expense, provide to the Collateral Agent all information and evidence that the Collateral Agent may reasonably request concerning the Collateral to enable the Collateral Agent to enforce the provisions of this Agreement.

ARTICLE VI

REMEDIES UPON AN EVENT OF DEFAULT

                    Section 6.01      Remedies Upon an Event of Default. Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have the right, at its election, but not the obligation, to do any of the following:

                    (a) vote or exercise any and all of the Pledgor's rights or powers incident to its ownership of the Pledged Equity Interests, including any rights or powers to manage or control the Company and receive dividends or distributions;

                    (b) demand, sue for, collect or receive any money or property at any time payable to or receivable by the Pledgor on account of or in exchange for all or any part of the Collateral;

                    (c) cause any action at law or suit in equity or other proceeding to be instituted and prosecuted to collect or enforce any of the Secured Obligations or exercise any right hereunder or included in the Collateral, including specific enforcement of any covenant or agreement contained herein, or to foreclose or enforce the security interest in all or any part of the Collateral granted herein, or to enforce any other legal or equitable right vested in it by this Agreement or by applicable law, subject in each case, to the provisions and requirements thereof;

                    (d) amend, terminate, supplement or modify all or any of the Company's Organizational Documents;

                    (e) incur expenses, including attorneys' fees, consultants' fees, and other costs in connection with the exercise of any right or power under this Agreement;

                    (f) perform any obligation of the Pledgor hereunder;

                    (g) secure the appointment of a receiver of the Collateral or any part thereof, whether incidental to a proposed sale of the Collateral or otherwise, and all disbursements made by such receiver and the expenses of such receivership shall be added to and be made a part of the Secured Obligations, and, whether or not the principal sum of the Secured Obligations, including such disbursements and expenses, exceeds the indebtedness originally intended to be secured hereby, the entire amount of said sum, including such disbursements and expenses, shall be secured by this Agreement and shall be due and payable upon demand therefor and thereafter shall bear interest at the Late Charge Rate or the maximum rate permitted by applicable law, whichever is less;

                    (h) transfer the Collateral, or any part thereof, to the name of the Collateral Agent or to the name of any nominee of the Collateral Agent;

                    (i) foreclose or exercise any other or additional rights or remedies granted to the Collateral Agent under any other provision of this Agreement or any other Loan Document, or exercisable by a secured party under the UCC or under any other applicable law and, without limiting the generality of the foregoing and without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable in accordance with the UCC;

                    (j) take any other lawful action that the Collateral Agent deems necessary or desirable to protect or realize upon its security interest in the Collateral or any part thereof; and/or

                    (k) appoint another Person (who may be an employee, officer or other representative or nominee of the Collateral Agent) to do any of the foregoing, or take any other action permitted hereunder, on behalf of the Collateral Agent.

                    Section 6.02      Minimum Notice Period. If, pursuant to applicable law, prior notice of any action described in Section 6.01 (Remedies Upon an Event of Default), including the sale of the Collateral pursuant to Section 6.03 (Sale of Collateral), is required to be given to the Pledgor or the Company, the Pledgor and the Company hereby acknowledge and agree that the minimum time required by such applicable law, or if no minimum time is specified, ten days shall be deemed a reasonable notice period under such applicable law.

                    Section 6.03      Sale of Collateral. In addition to exercising the foregoing rights, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may, to the extent permitted by applicable law, arrange for and conduct a sale of the Collateral at a public or private sale (as the Collateral Agent may elect) which sale may be conducted by an employee, nominee or representative of the Collateral Agent. The Collateral Agent may release, temporarily or otherwise, to the Pledgor any item of the Collateral of which the Collateral Agent has taken possession pursuant to any right granted to the Collateral Agent by this Agreement without waiving any rights granted to the Collateral Agent under this Agreement, the Loan Guarantee Agreement, the other Loan Documents or any other agreement related hereto or thereto. The Pledgor, in dealing with or disposing of the Collateral or any part thereof, hereby waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to require, upon foreclosure, sales of assets in a particular order. The Pledgor also waives its right to challenge the reasonableness of any disclaimer of warranties, title and the like made by the Collateral Agent in connection with a sale of the Collateral. Each successor of the Pledgor under the Loan Documents shall be deemed to have agreed, by virtue of its succession thereto, that it shall be bound by the above waiver, to the same extent as if such successor gave such waiver itself. The Pledgor also hereby waives, to the full extent it may lawfully do so, the benefit of all laws providing for rights of appraisal, valuation, stay, extension or redemption after foreclosure now or hereafter in force. If the Collateral Agent sells any of the Collateral upon credit, the Pledgor will be credited only with payments actually made by the purchaser and received by the Collateral Agent. In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral and the Pledgor shall be credited with the proceeds of any such sales or resales in excess of the amounts required to pay the Secured Obligations in full. In the event the Collateral Agent bids at any foreclosure or trustee's sale or at any private sale permitted by law and this Agreement or any other Loan Document, the Collateral Agent may bid all or less than the amount of the Secured Obligations. The Collateral Agent shall not be obligated to make any sale of the Collateral regardless of whether or not notice of sale has been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor further acknowledges and agrees that any offer to sell any part of the Collateral that has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation or (ii) made privately in the manner described herein to not less than fifteen bona fide offerees shall be deemed to involve a "public disposition" for the purposes of Section 9–610(c) of the UCC.

                    Section 6.04      Actions Taken by the Collateral Agent. Any action or proceeding to enforce this Agreement may be taken by the Collateral Agent either in the Pledgor's name or in the Collateral Agent's name, as the Collateral Agent may deem necessary.

                    Section 6.05      Private Sales. The Collateral Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale made in good faith by the Collateral Agent pursuant to this ARTICLE VI (Remedies Upon an Event of Default). The Pledgor hereby waives any claims against the Collateral Agent and the Secured Parties arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

                    Section 6.06      Compliance With Limitations and Restrictions. The Pledgor hereby agrees that in respect of any sale of any of the Collateral pursuant to the terms hereof, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as the Collateral Agent may be advised by counsel is necessary or advisable in order to avoid any violation of applicable law, or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

                    Section 6.07      No Impairment of Remedies. If, in the exercise of any of its rights and remedies under this Agreement, the Collateral Agent forfeits any of its rights or remedies, including any right to enter a deficiency judgment against the Pledgor or any other Person, whether because of any applicable law pertaining to "election of remedies" or otherwise, the Pledgor hereby consents to such action by the Collateral Agent and, to the extent permitted by applicable law, waives any claim based upon such action, even if such action by the Collateral Agent would result in a full or partial loss of any rights of subrogation, indemnification or reimbursement that the Pledgor might otherwise have had but for such action by the Collateral Agent or the terms herein. Any election of remedies that results in the denial or impairment of the right of the Collateral Agent to seek a deficiency judgment against any of the parties to any of the Loan Documents shall not, to the extent permitted by applicable law, impair the Pledgor's obligations hereunder.

ARTICLE VII

FURTHER ASSURANCES

                    Section 7.01      Attorney-in-Fact.

                    (a) The Pledgor hereby constitutes and appoints the Collateral Agent, acting for and on behalf of itself and the Secured Parties and each successor or permitted assign of the Collateral Agent and the Secured Parties, the true and lawful attorney-in-fact of the Pledgor, with full power and authority in the place and stead of the Pledgor and in the name of the Pledgor, the Collateral Agent or otherwise, to enforce all rights, interests and remedies of the Pledgor with respect to the Collateral or enforce all rights, interests and remedies of the Collateral Agent under this Agreement (including the rights set forth in ARTICLE VI (Remedies Upon an Event of Default)); provided, however, that the Collateral Agent shall not exercise any of the aforementioned rights unless an Event of Default has occurred and is continuing and has not been waived or cured in accordance with the Loan Documents. This power of attorney is a power coupled with an interest and shall be irrevocable, until (subject to Section 8.08 (Reinstatement)) this Agreement is terminated in accordance with the terms hereof and the other Loan Documents or the Security Discharge Date has otherwise occurred; provided, however, that nothing in this Agreement shall prevent the Pledgor from, prior to the exercise by the Collateral Agent of any of the aforementioned rights, undertaking the Pledgor's operations in the ordinary course of business with respect to the Collateral, in accordance with the Loan Documents.

                    (b) In addition to the provisions of Section 7.01(a) (Attorney-in-Fact), if the Pledgor fails to perform any agreement or obligation contained herein to protect or preserve the Collateral, and such failure continues for five days following delivery of written notice by the Collateral Agent to the Pledgor, the Collateral Agent itself may (but shall not be obligated to) perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor and shall be secured by the Collateral, provided, however, that the Collateral Agent may at any time act immediately and without such written notice in order to prevent loss of the first priority perfection of the security interest in the Collateral.

                    Section 7.02      Delivery of Collateral; Proxy. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto. All such certificates or instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably acceptable to the Collateral Agent. The Collateral Agent shall have the right (but shall not be obligated to), at any time in its discretion and without prior notice to the Pledgor or the Company, following the occurrence and during the continuation of an Event of Default, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Collateral and to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations. In furtherance of the foregoing, the Pledgor shall further execute and deliver to the Collateral Agent a proxy in the form of Exhibit A and an irrevocable power in the form of Exhibit B with respect to the ownership interests of the Company owned by the Pledgor.

                    Section 7.03      Place of Business; Location of Records. Unless the Collateral Agent is otherwise notified under Section 5.07 (Name; Jurisdiction of Organization), the principal place of business of the Pledgor is, and all records of the Pledgor concerning the Collateral are and will be, located at the address set forth in Section 8.12 (Notices and Other Communications).

                    Section 7.04      Waiver of Transfer Restrictions. Notwithstanding anything to the contrary contained in the Company's Organizational Documents, the Pledgor hereby waives any requirement contained in the Company's Organizational Documents that it consent to a transfer of any Equity Interest in the Company in connection with a foreclosure on such Equity Interest under the Loan Documents, or any other exercise of remedies by the Collateral Agent hereunder.

                    Section 7.05      The Company's Consent and Covenant. The Company hereby consents to the assignment of and grant of a security interest in the Collateral to the Collateral Agent (for the benefit of the Secured Parties) and to the exercise by the Collateral Agent of all rights and powers assigned or delegated to the Collateral Agent by the Pledgor hereunder, including the rights upon and during the continuation of an Event of Default to exercise the Pledgor's voting rights and other rights to manage or control the Company, all in accordance with the Loan Documents.

                    Section 7.06      Foreclosure. The Pledgor agrees that upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may elect to non-judicially or judicially foreclose against any real or personal property security it holds for the Secured Obligations or any part thereof, or to exercise any other remedy against the Company or any other Person, any security or any guarantor, even if the effect of that action is to deprive the Pledgor of the right to collect reimbursement from the Company or any other Person for any sums paid by the Pledgor to the Collateral Agent or any Secured Party.

                    Section 7.07      Waiver of Rights of Subrogation. Until the Security Discharge Date, (a) the Pledgor shall not exercise any right of subrogation and shall not enforce (or attempt to enforce) any remedy that the Secured Parties now have or may hereafter have against the Company, and waives the benefit of, and all rights to participate in, any security now or hereafter held by the Collateral Agent or any Secured Party from the Company and (b) the Pledgor agrees not to exercise any claim, right or remedy that the Pledgor may now have or hereafter acquire against the Company that arises hereunder and/or from the performance by the Pledgor hereunder, including any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of the Secured Parties against the Company, or any security that the Secured Parties now have or hereafter acquire, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. Any amount paid to the Pledgor on account of any such subrogation rights prior to the Security Discharge Date shall be held in trust for the benefit of the Collateral Agent and shall immediately thereafter be paid to the Collateral Agent, for the benefit of the Secured Parties.

                    Section 7.08      Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied first, to the payment of any expenses incurred by the Collateral Agent in connection with the administration of this Agreement, the custody, preservation or sale of or the collection or other realization from, any of the Collateral, the exercise or enforcement of any of its rights hereunder or the failure by the Pledgor or the Company to perform or observe any of the provisions hereof, including all attorney's fees and legal expenses incurred by the Collateral Agent, and second, to the payment of all or any part of the Secured Obligations in accordance with the provisions of the Loan Documents. The Pledgor shall remain liable for any deficiency in accordance with the respective Loan Documents to which it is a party. Any surplus remaining after payment in full of all of the Secured Obligations shall be promptly paid over to the Pledgor or to whomever may be entitled to receive such surplus

                    Section 7.09      Collateral Agent May Perform. Upon the occurrence and during the continuance of an Event of Default, if the Pledgor fails to perform any agreement contained herein, the Collateral Agent may (but shall not be obligated to) itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be part of the Secured Obligations.

                    Section 7.10      Limitation on Duty of the Collateral Agent with Respect to the Collateral. The powers conferred on the Collateral Agent hereunder are solely to protect its interest and the interests of the Secured Parties in the Collateral and shall not impose any duty on the Collateral Agent or any of its designated agents to exercise any such powers. Except for (a) the safe custody of any Collateral in its possession, (b) the accounting for monies actually received by it hereunder, (c) the exercise of reasonable care in the custody and preservation of the Collateral in its possession, and (d) any duty expressly imposed on the Collateral Agent by applicable law with respect to any Collateral that has not been waived hereunder, the Collateral Agent shall have no duty with respect to any Collateral and no implied duties or obligations shall be read into this Agreement against the Collateral Agent. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment that is substantially equivalent to that which the Collateral Agent accords its own property, it being expressly agreed, to the maximum extent permitted by applicable law, that the Collateral Agent shall have no responsibility for (i) taking any necessary steps to preserve rights against any parties with respect to any Collateral, (ii) filing or preparing any security filings (including without limitation, UCC financing statements), certificates and documents in connection with the preservation or perfection of the Collateral Agent's security interest in the Collateral, or (iii) taking any action to protect against any diminution in value of the Collateral, but in each case, the Collateral Agent may do so and all expenses incurred in connection therewith shall be part of the Secured Obligations.

                    Section 7.11      Termination of Security Interest. Upon the Security Discharge Date, this Agreement and the security interest and all other rights granted hereby shall terminate, and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Collateral Agent shall, at the Pledgor's request and at the Pledgor's sole cost and expense and upon its written direction, promptly return all certificates and other instruments previously delivered to the Collateral Agent representing the Pledged Equity Interests or any other Collateral and, execute and, subject to Section 8.08 (Reinstatement), deliver to the Pledgor such documents (including UCC-3 termination statements) as the Company or the Pledgor may reasonably request to evidence such termination, to release all security interest in the Collateral and to return such Collateral to the Pledgor.

ARTICLE VIII

MISCELLANEOUS

                    Section 8.01      Amendments; Etc. No amendment or waiver of any provision of this Agreement and no consent to any departure by the Pledgor or the Company shall be effective unless in writing signed by the Collateral Agent and, in the case of an amendment, the Pledgor, the Company and the Collateral Agent. Each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                    Section 8.02      Applicable Law; Jurisdiction; Etc.

                    (a) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the federal law of the United States of America. To the extent that federal law does not specify the appropriate rule of decision for a particular matter at issue, it is the intention and agreement of the parties hereto that the law of the State of New York (without regard to any choice of law provision that would require the application of the laws of another jurisdiction) shall be adopted as the governing federal rule of decision.

                    (b) Consent to Jurisdiction. By execution and delivery of this Agreement, each of the Pledgor and the Company irrevocably and unconditionally:

(i)

submits for itself and its property in any legal action or proceeding against it arising out of or in connection with this Agreement or any other Loan Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of (i) the courts of the United States of America for the District of Columbia, (ii) any other federal court of competent jurisdiction in any other jurisdiction where it or any of its property may be found, and (iii) appellate courts from any of the foregoing;

(ii)

consents that any such action or proceeding may be brought in or removed to such courts, and waives any objection, or right to stay or dismiss any action or proceeding, that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii)

agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Pledgor or the Company, as applicable, at its address set forth in, or otherwise provided pursuant to, Section 8.12 (Notices and other Communications);

(iv)

agrees that nothing herein shall (A) affect the right of any Credit Party to effect service of process in any other manner permitted by law or (B) limit the right of any Credit Party to commence proceedings against the Pledgor, the Company or any other Person in any other court of competent jurisdiction nor shall the commencement of proceedings in any one or more jurisdictions preclude the commencement of proceedings in any other jurisdiction (whether concurrently or not) if, and to the extent, permitted by the Governmental Rules; and

(v)

agrees that judgment against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction within or without the U.S. by suit on the judgment or otherwise as provided by law, a certified or exemplified copy of which judgment shall be conclusive evidence of the fact and amount of the Pledgor's or the Company's obligation, as applicable.

                    Section 8.03      Immunity. In any proceedings in connection with this Agreement or any other Transaction Document to which either the Pledgor or the Company is a party, neither the Pledgor nor the Company has been or will be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal processes.

                    Section 8.04      WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PLEDGOR OR THE COMPANY, AS APPLICABLE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                    Section 8.05      Assignments. The provisions of this Agreement shall be binding upon and inure to the benefit of the Pledgor, the Company and the Collateral Agent and their respective successors and assigns. Neither the Pledgor nor the Company shall assign or otherwise transfer its rights under this Agreement to any Person. Neither the Pledgor nor the Company is entitled to assign its obligations hereunder to any other Person without the written consent of the Collateral Agent, and any purported assignment in violation of this provision shall be void. The release of the security interest in any of the Collateral, the taking or acceptance of additional security, or the resort by the Collateral Agent to any security it may have in any order it may deem appropriate, shall not affect the liability of any Person on the indebtedness secured hereby, except for release of Collateral upon the Security Discharge Date.

                    Section 8.06      Benefits of Security Agreement. Nothing in this Agreement or any other Loan Document, express or implied, shall give to any Person, other than the parties hereto, the Secured Parties and their respective successors and assigns permitted under this Agreement or any other Loan Document, and Related Parties of the Collateral Agent any benefit or any legal or equitable right or remedy under or by reason of this Agreement.

                    Section 8.07      Costs and Expenses. The Pledgor shall pay (a) all reasonable and documented out of pocket expenses incurred by the Collateral Agent (including all reasonable fees, costs and expenses of counsel for the Collateral Agent) in connection with the preparation, negotiation, execution and delivery of this Agreement (whether or not the transactions contemplated hereby are consummated); (b) all reasonable and documented out of pocket expenses incurred by the Collateral Agent (including all reasonable fees, costs and expenses of counsel for Collateral Agent) in connection with any amendments, modifications or waivers of the provisions of this Agreement (whether or not the transactions contemplated hereby are consummated); (c) all reasonable and documented out-of-pocket expenses incurred by the Collateral Agent (including all reasonable fees, costs and expenses of counsel for the Collateral Agent) in connection with the administration of this Agreement (whether or not the transactions contemplated hereby are consummated); and (d) all out-of-pocket expenses incurred by the Collateral Agent (including all fees, costs and expenses of counsel for the Collateral Agent) in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section 8.07, including in connection with any workout, restructuring or negotiations in respect of the Secured Obligations.

                    Section 8.08      Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Pledgor's or the Company's obligations under any Loan Document, or any part thereof, is, pursuant to Governmental Rules, rescinded or reduced in amount, or must otherwise be restored or returned by any Credit Party. In the event that any payment or any part thereof is so rescinded, reduced, restored or returned, such obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                    Section 8.09      Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts and when signed by all of the parties shall constitute a single binding agreement. The delivery of an executed counterpart of this Agreement by electronic means, including by telecopy, facsimile or by portable document format (PDF) attachment to email, shall be as effective as delivery of an original executed counterpart of this Agreement.

                    Section 8.10      Indemnification by the Pledgor. The Pledgor hereby agrees to indemnify the Collateral Agent (and any sub-agent thereof) and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including all reasonable fees, costs and expenses of counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee arising out of, in connection with, or as a result of:

                    (a) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby; and

                    (b) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, regardless of whether any Indemnitee is a party thereto and whether or not any of the transactions contemplated hereunder or under or any agreement or instrument contemplated hereby is consummated; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee (as determined by a final and non-appealable judgment of a court of competent jurisdiction).

                    Section 8.11      Delay and Waiver. No delay or omission in exercising any right, power, privilege or remedy under this Agreement or any other Loan Document, including any rights and remedies in connection with the occurrence of an Event of Default or Potential Default shall impair any such right, power, privilege or remedy of the Collateral Agent, nor shall it be construed to be a waiver of any right, power, privilege or remedy or of any breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring, nor shall any waiver of any single right, power, privilege or remedy, or of any breach or default be deemed a waiver of any other right, power, privilege or remedy or of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Collateral Agent of any right, power, privilege or remedy including any rights and remedies in connection with the occurrence of an Event of Default or Potential Default or of any other breach or default under this Agreement or any other Loan Document, or any waiver on the part of the Collateral Agent of any provision or condition of this Agreement or any other Transaction Document, must be in writing and shall be effective only to the extent in such writing specifically set forth. All rights, powers, privileges and remedies, either under this Agreement or any other Loan Document or by law or otherwise afforded to the Collateral Agent, shall be cumulative and not alternative and not exclusive of any other rights, powers, privileges and remedies that the Collateral Agent may otherwise have.

                    Section 8.12      Notices and Other Communications.

                    (a) All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

If to the Pledgor:

Oregon USG Holdings, LLC
C/O U.S. Geothermal, Inc.
1505 Tyrell Lane
Boise, Idaho 87306
Attn: Jonathan Zurkoff
Telephone: (208) 424-1027
Facsimile: (208) 424-1030
Email: jzurkoff@usgeothermal.com

If to the Company:

USG Oregon LLC
C/O U.S. Geothermal, Inc.
1505 Tyrell Lane
Boise, Idaho 87306
Attn: Jonathan Zurkoff
Telephone: (208) 424-1027
Facsimile: (208) 424-1030
Email: jzurkoff@usgeothermal.com

If to the Collateral Agent:

PNC Bank, National Association,
doing business as Midland Loan Services, a division of PNC Bank, National Association
10851 Mastin Street, Suite 700
Overland Park, KS 66210
Attention: Government Services
Telephone: (913) 253-9000
Facsimile: (913) 253-9709
Email address: governmentservices@midlandls.com

with a copy to (which copy shall not constitute notice):

PNC Bank, National Association,
doing business as Midland Loan Services, a division of PNC Bank, National Association
10851 Mastin Street, Suite 700
Overland Park, KS 66210
Attention: General Counsel
Telephone: (913) 253-9000
Facsimile: (913) 253-9709
Email address: governmentservices@midlandls.com

                    (b) All notices or other communications required or permitted to be given under the Loan Documents shall be considered as properly given (i) if delivered in person, (ii) if sent by overnight delivery service for inland delivery or international courier for international delivery, (iii) in the event overnight delivery service or international courier service is not readily available, if mailed by first class mail (or airmail for international delivery), postage prepaid, registered or certified with return receipt requested, (iv) if sent by facsimile or telecopy (with such transmission subsequently verified by return transmission by first class mail, airmail, facsimile, telecopy, or electronic mail) or (v) if transmitted by electronic mail (with such transmission subsequently verified by return transmission by first class mail, airmail, facsimile, telecopy, or electronic mail). Notice so given shall be effective upon delivery to the addressee, except that communications or notices transmitted by facsimile or telecopy, electronic mail or other direct written electronic means shall be deemed to have been validly and effectively given on the day (if a Business Day and, if not, on the next following Business Day) on which it is validly transmitted if received (with such transmission subsequently verified by return transmission by first class mail, airmail, facsimile, telecopy, or electronic mail) before 2:00 p.m., recipient's time, and if received after that time, on the next following Business Day; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. Any party shall have the right to change its address for notice under any of the Loan Documents to any other location by giving prior written notice to the other parties in the manner set forth hereinabove.

                    Section 8.13      Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

                    Section 8.14      Survival. Notwithstanding anything in this Agreement to the contrary, Section 4.01 (Representations and Warranties), Section 8.07 (Costs and Expenses), Section 8.08 (Reinstatement), Section 8.10 (Indemnification by the Pledgor) and Section 8.12 (Notices and other Communications) shall survive any termination of this Agreement. In addition, each representation and warranty made in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by each Agent and DOE, regardless of any investigation made by any Agent or DOE or on their behalf and notwithstanding that any Agent or DOE may have had notice or knowledge of any Event of Default or Potential Default at the time of the Advance, and shall continue in full force and effect as long as any DOE Guaranteed Loan or any other Secured Obligation hereunder or under any other Loan Document shall remain unpaid or unsatisfied.

                    Section 8.15      Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, neither the Pledgor nor the Company shall assert, and each of the Pledgor and the Company hereby waives any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any DOE Guaranteed Loan or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby.

                    Section 8.16      Term of Security Agreement. Subject to Section 8.08 (Reinstatement) and as otherwise provided in Section 8.14 (Survival), this Agreement shall remain in effect until the Security Discharge Date.

                    Section 8.17      Entire Agreement. This Agreement, together with the other Loan Documents, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

                    Section 8.18      Interest. Any amount required to be paid by the Pledgor or the Company pursuant to the terms hereof that is not paid when due shall bear interest at the Late Charge Rate or the maximum rate permitted by law, whichever is less, from the date due until paid in full in cash.

                    Section 8.19      Rights of the Collateral Agent. The Collateral Agent shall be entitled to the rights, protections, immunities and indemnities set forth in the Loan Guarantee Agreement, and the other Loan Documents, as if specifically set forth herein. With respect to the duties, obligations and rights of the Collateral Agent, if any conflict between the terms of this Agreement and the terms of the Loan Guarantee Agreement arises, the terms of the Loan Guarantee Agreement shall govern and control.

[The remainder of this page is intentionally blank. The next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this Equity Pledge Agreement to be duly executed and delivered as of the date first above written.

OREGON USG HOLDINGS LLC,
as Pledgor

By: 
Name: Daniel Kunz
Title: President

[Signature Page to Equity Pledge Agreement]

IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this Security Agreement to be duly executed and delivered as of the date first above written.

USG OREGON LLC,
as Grantor

By: ______________________
Name: Daniel Kunz
Title: President

[Signature Page to Security Agreement]

IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this Security Agreement to be duly executed and delivered as of the date first above written.

By: ______________
Name: Bradley J. Hauger
Title: Senior Vice President
Servicing Officer

[Signature Page to Security Agreement]

EXHIBIT A
IRREVOCABLE PROXY

          The undersigned hereby appoints PNC Bank, National Association, doing business as Midland Loan Services, a division of PNC Bank, National Association, not in its individual capacity but solely as "Collateral Agent" (the "Collateral Agent") under the Equity Pledge Agreement ("Equity Pledge Agreement"), as Proxy with full power of substitution, and hereby authorizes the Collateral Agent to represent and vote all of the membership interests of USG OREGON LLC, a limited liability company organized and existing under the laws of the State of Delaware, owned by the undersigned on the date of exercise hereof during the continuance of an Event of Default under, and as defined in, the Equity Pledge Agreement at any meeting or at any other time chosen by the Collateral Agent in its sole discretion.

Date: _______________

By:	OREGON USG HOLDINGS, LLC

By:
Name:
Title:

A-1

EXHIBIT B
TRANSFER DOCUMENT

          FOR VALUE RECEIVED, OREGON USG HOLDINGS, LLC, a limited liability company organized and existing under the laws of the State of Delaware, hereby sells, assigns and transfers unto PNC Bank, National Association, doing business as Midland Loan Services, a division of PNC Bank, National Association ("Midland"), all of its ownership interests in USG OREGON LLC, a limited liability company organized and existing under the laws of the State of Delaware, standing in its name on the books of USG OREGON LLC, represented by the following certificate(s): [__________], and irrevocably appoints Midland as attorney to transfer the ownership interests with full power of substitution in the premises.

Date: _______________

By:	OREGON USG HOLDINGS, LLC

By:
Name:
Title:

In the presence of:

_____________________

B-1

EXHIBIT C
SCHEDULE OF SECURITY FILINGS

1.

UCC-1 financing statement naming the Pledgor as debtor and the Collateral Agent as the secured party, against the Pledged Equity Interests of the Pledgor in the Company and the other Collateral referred to, and as defined in, this Agreement, to be filed with the Secretary of State of the State of Delaware.

C-1

SCHEDULE I
DESCRIPTION OF PLEDGED EQUITY INTERESTS

Description:
100% of the membership interests of the Company represented by Certificate No. 001

I-1